Exhibit 10.2

AMENDMENT TO LOAN DOCUMENTS

THIS AMENDMENT TO LOAN DOCUMENTS (“Amendment”), dated December 31, 2009, but effective as of December 31, 2009, by and between FIRST HAWAIIAN BANK, a Hawaii corporation (the “Lender”), and PACIFIC OFFICE PROPERTIES, L.P., a Delaware limited partnership (the “Borrower”); and SHIDLER EQUITIES L.P., a Hawaii limited partnership (the “Pledgor”);

W I T N E S S E T H  T H A T:

WHEREAS, the Lender and the Borrower entered into that certain credit agreement (the “Credit Agreement”), dated September 2, 2009, relating to a credit facility (the “Credit Facility”) in the principal amount of $10,000,000.00 made by the Lender to the Borrower; and

WHEREAS, in connection therewith, the Borrower and the Lender executed certain “Loan Documents”, as defined in the Credit Agreement; and

WHEREAS, the Borrower has requested the Lender to increase the principal amount of the Credit Facility to $15,000,000.00; and

WHEREAS, the Lender is willing to comply with such request, upon and subject to the terms and conditions hereinafter set forth; and

NOW, THEREFORE, the Lender and the Borrower hereby agree as follows:

1. Definitions. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as those ascribed to them in the Credit Agreement.

2.  Representations and Warranties. As an essential inducement to the Lender to execute this Amendment, the Borrower hereby repeats, reaffirms and incorporates herein by reference all of the representations and warranties contained in Section 3 of the Credit Agreement.

3. Amendment of Loan Documents. The Loan Documents are hereby amended as follows:

(a) The “Maximum Commitment” of the Credit Facility, as that term is used in that certain Note dated September 2, 2009, shall be FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00).

(b) The Pledgor shall increase the Pledgor’s certificate of deposit, described in that certain Pledge and Security Agreement dated September 2, 2009 (the “Pledge”) to FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00).

(c) As used in the Credit Agreement and the other Loan Documents, the term “Note” shall mean the promissory note described in Section 1 of the Credit Agreement, as amended by this Amendment.

(d) As used in the Credit Agreement and the other Loan Documents, the term “Pledge and Security Agreement” shall mean the pledge and security agreement described in Section 1 of the Credit Agreement, as amended by this Amendment to increase the certificate of deposit pledged thereunder to $15,000,000.00.

4.          Delivery of Related Documents. The Borrower shall deliver to the Lender on or before December 31, 2009  the following documents, all of which shall be in form and substance satisfactory to the Lender and its counsel:

(a) Certificate of Secretary of Pacific Office Properties Trust, Inc.

(b) Certificate of Secretary of Shidler Equities Corp.

     5.  Conformance. The Loan Documents are hereby amended to conform with this Amendment, but in all other respects such provisions are to be and continue in full force and effect.

 6. Continuance of Security. The performance of the obligations of the Borrower under the Loan Documents, as herein amended, shall be fully secured by and entitled to the benefits of all of the security documents agreements described in the Credit Agreement and the other Loan Documents, and any modifications, extensions, renewals or replacements thereof.

 7. Continuing Pledge. Pledgor hereby consents to the foregoing amendments, reaffirms its obligations under the Pledge, as amended by this Amendment, and covenants that the execution and delivery of this Amendment shall not in any way affect, impair or diminish its obligations under the Pledge, except for the increase of the principal amount of the certificate of deposit pledged thereunder to $15,000,000.00.

 8. No Offsets. As of the date hereof, the Borrower has no claims, defenses or offsets against the Lender or against the Borrower’s obligations under the “Loan Documents”, as herein amended, whether in connection with the negotiations for or closing of the Credit Facility, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released. As of the date hereof, the Pledgor has no claims, defenses or offsets against the Lender or against the Pledgor’s obligations under the Pledge, whether in connection with the negotiations for or closing of the Credit Facility, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.

 9. No Waiver. This Amendment is made on the express condition that nothing herein contained shall in any way be construed as affecting, impairing or waiving any rights of the Lender under any of the Loan Documents, as herein amended.

10.  Entire Agreement. This Amendment incorporates all of the agreements between the parties relating to the amendment of the Loan Documents and supersedes all other prior or concurrent oral or written letters, agreements or understandings relating to such amendment. This Amendment shall constitute and be deemed amendments to any inconsistent provisions of any commitment letter issued by the Lender to the Borrower in connection with the amendment to the Loan Documents, and, upon the execution of this Amendment, any such commitment letter shall be deemed superceded by this Amendment and cancelled.

11.  Headings. The headings of paragraphs and subparagraphs herein are inserted only for convenience and reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Amendment.

12.  Governing Law; Severability. This Amendment is executed and delivered, and shall be construed and enforced, in accordance with and governed by the laws of the State of Hawaii. If any provision of this Amendment is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Amendment shall remain unaffected.

13.  Submission to Jurisdiction; Waiver of Jury Trial. The Borrower hereby irrevocably and unconditionally submits, but only for the purposes of any action or proceeding which the Lender may bring to enforce any of the Loan Documents, as amended herein, to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Lender from commencing any such action or proceeding in any other court having jurisdiction. The Borrower hereby knowingly, voluntarily and intentionally waives any right it may have to a jury trial in any legal proceeding which may be hereinafter instituted by the Lender or the Borrower to assert any of their respective claims arising out of or relating to any of the Loan Documents or any other agreement, instrument or document contemplated thereby. In such event, the Borrower, at the request of the Lender, shall cause its attorney of record to effectuate such waiver in compliance with the Hawaii Rules of Civil Procedure, as the same may be amended from time to time.

14.  Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

15.  Expenses. The Borrower shall pay all expenses incurred by the Lender in negotiations for and documentation of this Amendment and the satisfaction of the conditions thereof, including, but not limited to, fees and expenses of legal counsel for the Lender (and each participant in, or purchaser of, the Credit Facility), and any other costs incurred by the Lender in connection with any of the matters described in this Amendment.

16.  Binding Effect. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lender.

17. Compliance with OFAC Restrictions. The Lender and the Borrower are obligated to comply with the laws and regulations administered by the United States Office of Foreign Assets Control ("OFAC"), referred to as "OFAC Restrictions". In order to comply with OFAC Restrictions, the Lender may be required to temporarily suspend processing a transaction, which may result in delayed availability of funds, or may be prohibited from closing a transaction altogether. The Borrower agrees to the foregoing, and further agrees that if the Lender is required by applicable OFAC Restrictions to suspend processing a transaction, or is prohibited from by applicable OFAC Restrictions from closing a transaction, the Lender will not be liable for any damages of any kind or nature (including, without limitation, actual, consequential, special, incidental, punitive, or indirect damages, whether arising out of claims for "lender liability" or any other cause), which the Borrower may suffer or incur in connection with such suspension of, or failure to close, a transaction.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

FIRST HAWAIIAN BANK

By	/s/ Paula C.H. Chang
Its Vice President

  Lender

PACIFIC OFFICE PROPERTIES, L.P. a Delaware limited partnership

By Pacific Office Properties Trust, Inc. a Maryland corporation

Its General Partner

By	/s/ Lawrence J Taff
Its Chief Financial Officer

         Borrower

SHIDLER EQUITIES L.P.

      By Shidler Equities Corp.
            Its General Partner

By	/s/ Lawrence J. Taff
Its Secretary

“Pledgor”